Exhibit 11 under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K



                               ARTHUR ANDERSEN LLP







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 30 to Form N-1A Registration Statement of Intermediate Municipal Trust of our report dated July 7, 1998, on the financial statements of Federated Intermediate Municipal Trust as of May 31, 1998, included in or made part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
July 23, 1998